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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                           -------------------------

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: May 30, 1997                      Commission File Number: 019020


                          OPTIMA PETROLEUM CORPORATION
            (Exact name of Registrant as specified in its charter.)


        CANADA                                           98-0115468
(State of Incorporation)                    (I.R.S. Employee Identification No.)

#600, 595 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, CANADA               V6C 2T5
       (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (604) 684-6886




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ITEM 2 - DISPOSITION OF ASSETS

The Company announced that it has closed the sale of a substantial portion of its Canadian Petroleum assets for $16.8 million cash, plus adjustments. Funds will be used to retire corporate debt, accelerate development of the Company's U.S. asset base and pursue additional opportunities designed to significantly increase shareholder value. The effective date for accounting purposes is January 1, 1997.

Attached is a news release which was delivered to the Toronto Stock Exchange and NASDAQ Stock Market on June 2, 1997 prior to the opening for stock trading.

ITEM 7(C) - EXHIBITS

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               NO.                  DESCRIPTION
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               7.1                  Press Release dated May 30, 1997
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


JUNE 9, 1997                                        OPTIMA PETROLEUM CORPORATION


                                                       /S/Ronald P. Bourgeois
                                                       -------------------------
                                                       RONALD P. BOURGEOIS,
                                                       CHIEF FINANCIAL OFFICER